UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:           May 15, 2008
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 15, 2008, the Integrys Energy Group Board of Directors approved two amendments to its By-laws.   First, Article III, Section 2 of the company’s By-laws was amended to decrease the size of the Board of Directors from 16 members to 14 members.
Second, Article III, Section 5.c. of the company’s By-laws was amended to allow the Lead Director to also call special meetings of the Board of Directors.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(3.1)	Amendments to the By-laws of Integrys Energy Group, Inc. effective May 15, 2008

		(3.2)	Integrys Energy Group, Inc. By-laws as in effect at May 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Bradley A. Johnson Bradley A. Johnson Vice President and Treasurer

Date: May 20, 2008

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated May 15, 2008

Exhibit Number

(3.1)	Amendments to the By-laws of Integrys Energy Group, Inc. May 15, 2008

(3.2)	Integrys Energy Group, Inc. By-laws as in effect at May 15, 2008